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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 16, 2004


                                    PROLOGUE
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Utah                          0-29873                 87-0412110
           ----                          -------                 ----------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)



              5443 Beethoven Street, Los Angeles, California 90066
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (310) 827-6900


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 4.  Changes in Registrant's Certifying Accountant.
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         On January 16, 2004, the Board of Directors of Prologue approved a change in auditors. The Board of Directors approved the dismissal of Pritchett Siler & Hardy PC ("Pritchett Siler & Hardy") as Prologue's independent public accountants and the selection of Stonefield Josephson, Inc. as their replacement.

         Pritchett Siler & Hardy's reports on the consolidated financial statements of Prologue and its subsidiaries for the two most recent fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles except that the reports were modified as to uncertainty and contained a disclosure stating that the financial statements were prepared based on the assumption that Prologue would continue as a going concern.

         During Prologue's two most recent fiscal years ended December 31, 2002 and 2001 and the subsequent interim period through January 16, 2004, there were no disagreements between Prologue and Pritchett Siler & Hardy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Pritchett Siler & Hardy's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on Prologue's consolidated financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K. Prologue provided Pritchett Siler & Hardy with a copy of the foregoing disclosures. Attached as
Exhibit 16 is a copy of Pritchett Siler & Hardy's letter, dated January 20, 2004, stating its agreement with such statements.

         In addition, during Prologue's two most recent fiscal years ended December 31, 2002 and 2001 and the subsequent interim periods, Prologue did not consult with Stonefield Josephson, Inc. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Prologue's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PROLOGUE
                                       (Registrant)


Date: January 20, 2004                 By: /s/ Nolan K. Bushnell
                                           -------------------------------------
                                           Nolan K. Bushnell,
                                           President and Chief Executive Officer



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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.      Description
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   16            Letter from Pritchett Siler & Hardy PC, dated January 20, 2004.